Exhibit 8.1

List of Subsidiaries

1.	MCE Finance Limited, incorporated in the Cayman Islands

2.	MPEL International Limited, incorporated in the Cayman Islands

3.	MPEL Nominee One Limited, incorporated in the Cayman Islands

4.	MPEL Nominee Two Limited, incorporated in the Cayman Islands

5.	MPEL Investments Limited, incorporated in the Cayman Islands

6.	Melco Crown (Macau) Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

7.	Golden Future (Management Services) Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

8.	Melco Crown (Cafe) Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

9.	Melco Crown (COD) Hotels Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

10.	Melco Crown (COD) Developments Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

11.	Altira Hotel Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

12.	Altira Developments Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

13.	Melco Crown Hospitality and Services Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

14.	Melco Crown (COD) Retail Services Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

15.	COD Theatre Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

16.	Melco Crown COD (HR) Hotel Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

17.	Melco Crown COD (GH) Hotel Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

18.	MPEL Services Limited, incorporated in the Hong Kong Special Administrative Region of the People’s Republic of China

19.	Melco Crown Security Services Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

20.	MPEL Ventures Limited, incorporated in the British Virgin Islands

21.	MPEL Properties (Macau) Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

22.	MCE Holdings Limited, incorporated in the Cayman Islands

23.	MCE International Limited, incorporated in the Hong Kong Special Administrative Region of the People’s Republic of China

24.	MCE Cotai Investments Limited, incorporated in the Cayman Islands

25.	Studio City International Holdings Limited, incorporated in the British Virgin Islands

26.	Studio City Developments Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

27.	MCE Holdings Two Limited, incorporated in the British Virgin Islands

28.	MCE (NEA) Holdings Limited (formerly known as MCE Management Limited), incorporated in the Hong Kong Special Administrative Region of the People’s Republic of China

29.	MPEL Services (US) Ltd., incorporated in the United States of America (Dissolved on June 21, 2013)

30.	MPEL Projects Limited, incorporated in the British Virgin Islands

31.	MCE Transportation Limited, incorporated in the British Virgin Islands

32.	MCE Transportation Two Limited, incorporated in the British Virgin Islands

33.	MPEL Cotai Developments Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

34.	MCE Holdings Three Limited, incorporated in the Cayman Islands

35.	Mocha Slot Group Limited, incorporated in the British Virgin Islands

36.	Mocha Cafe Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

37.	Mocha Slot Management Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

38.	MPEL Nominee Three Limited, incorporated in the Cayman Islands

39.	Melco Crown (Macau Peninsula) Hotel Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

40.	Melco Crown (Macau Peninsula) Developments Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

41.	Melco Crown (COD) Ventures Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

42.	Studio City Holdings Limited, incorporated in the British Virgin Islands

43.	Studio City (HK) Limited, incorporated in the Hong Kong Special Administrative Region of the People’s Republic of China

44.	Studio City Finance Limited, incorporated in the British Virgin Islands

45.	Studio City Investments Limited, incorporated in the British Virgin Islands

46.	Studio City Company Limited, incorporated in the British Virgin Islands

47.	Studio City Holdings Two Limited, incorporated in the British Virgin Islands

48.	Studio City Entertainment Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

49.	Studio City Services Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

50.	Studio City Hotels Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

51.	SCP Holdings Limited, incorporated in the British Virgin Islands

52.	Studio City Hospitality and Services Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

53.	SCP One Limited, incorporated in the British Virgin Islands

54.	SCP Two Limited, incorporated in the British Virgin Islands

55.	SCIP Holdings Limited, incorporated in the British Virgin Islands

56.	Studio City Holdings Five Limited, incorporated in the British Virgin Islands

57.	Melco Crown COD (CT) Hotel Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

58.	Zeus Power Ventures Limited, incorporated in the British Virgin Islands

59.	Studio City Holdings Three Limited, incorporated in the British Virgin Islands

60.	Studio City Holdings Four Limited, incorporated in the British Virgin Islands

61.	Studio City Retail Services Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

62.	MCE (Philippines) Investments Limited, incorporated in the British Virgin Islands

63.	MCE (Philippines) Investments No. 2 Corporation, incorporated in the Republic of the Philippines

64.	Melco Crown (Philippines) Resorts Corporation, incorporated in the Republic of the Philippines

65.	MCE Holdings (Philippines) Corporation, incorporated in the Republic of the Philippines

66.	MCE Holdings No. 2 (Philippines) Corporation, incorporated in the Republic of the Philippines

67.	MCE Leisure (Philippines) Corporation, incorporated in the Republic of the Philippines

68.	MCE (IP) Holdings Limited, incorporated in the British Virgin Islands

69.	Melco Crown (Japan) Company Limited, incorporated in Japan

70.	Melco Crown (Japan) Resorts Corporation, incorporated in Japan